UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 12, 2009

ARUBA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33347	02-0579097

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1344 Crossman Ave.
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
(408) 227-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Compensatory Arrangements of Certain Officers.
On June 12, 2009, the Compensation Committee of the Board of Directors of Aruba Networks, Inc. (“Aruba”) increased the annual base salaries of (i) Dominic Orr, Aruba’s Chief Executive Officer, from $300,000 to $400,000, (ii) Steffan Tomlinson, Aruba’s Chief Financial Officer, from $280,000 to $325,000, (iii) Sriram Ramachandran, Aruba’s VP, Engineering, from $225,000 to $280,000, and (iv) Keerti Melkote, Aruba’s Chief Technology Officer, from $225,000 to $280,000 (collectively, the “Executive Salary Increases”). The Executive Salary Increases are effective as of June 12, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARUBA NETWORKS, INC.
Date: June 18, 2009	By:	/s/ Alexa King
Alexa King
Vice President and General Counsel